Amplify BlackSwan Growth & Treasury Core ETF
Schedule of Investments
July 31, 2020 (Unaudited)

Description		Par Value	Value
U.S. GOVERNMENT NOTES/BONDS - 88.6%
0.125%, 04/30/2022		$22,566,000	$22,570,848
0.250%, 04/15/2023		82,418,000	82,730,287
0.375%, 04/30/2025		82,538,000	83,218,294
0.500%, 04/30/2027		83,102,000	83,798,304
1.500%, 02/15/2030		77,083,000	84,140,912
2.000%, 02/15/2050		80,211,000	96,394,196
Total U.S. Government Notes/Bonds (Cost $439,002,925)			452,852,841

		Notional
PURCHASED OPTIONS(a) - 11.1%	Contracts	Value
SPDR S&P 500 ETF Trust, Expires 12/18/2020, Strike Price $283.00	5,372	$175,406,544	27,391,828
SPDR S&P 500 ETF Trust, Expires 06/18/2021, Strike Price $265.00	4,123	134,624,196	29,353,698
Total Purchased Options (Cost $45,511,292)			56,745,526

MONEY MARKET FUNDS - 0.0% (b)	Shares
STIT-Government & Agency Portfolio - Institutional Class - 0.07% (c)	203,939		203,939
Total Money Market Funds (Cost $203,939)			203,939
Total Investments - 99.7%
(Cost $484,718,156)			$509,802,306

Percentages are based on Net Assets of $511,408,439.
(a)	Exchange Traded.
(b)	Less than 0.05%.
(c)	Seven-day yield as of July 31, 2020.

Security Valuation

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The following describes the levels of the fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;
Level 2 – Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The valuation techniques used by the Funds to measure fair value for the year/period ended July 31, 2020 maximized the use of observable inputs and minimized the use of unobservable inputs.

Common stocks, preferred stock, and other equity securities listed on any national or foreign exchange (excluding Nasdaq) and the London Stock Exchange Alternative Investment Market (“AIM”) will be valued at the last price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the exchange representing the principal market for such securities. Foreign securities and other assets denominated in foreign currencies are translated into U.S. dollars at the current exchange rate, which approximates fair value. Redeemable securities issued by open-end investment companies shall be valued at the investment company’s applicable NAV, with the exception of exchange-traded open-end and closed-end investment companies which are priced as equity securities. Exchange-traded options will be valued at the current mean price where such contracts are principally traded. Securities traded in the over-the-counter market are valued at the mean of the bid and the asked price, if available, and otherwise at their closing bid price. Fixed income securities will be valued using the mean price. Fixed income securities having a remaining maturity of 60 days or less when purchased will be valued at the current market price. If there is no current market price available then the securities will be valued at cost and adjusted for amortization of premiums and accretions of discounts.

If no quotation is available from either a pricing service, or one or more brokers or if the pricing committee has reason to question the reliability or accuracy of a quotation supplied, securities are valued at fair value as determined in good faith by the pricing committee, pursuant to procedures established under the general supervision and responsibility of the Fund’s Board of Trustees (the “Board”).

The following is a summary of the fair valuations according to the inputs used to value the Fund's investments as of July 31, 2020:

Category
Investments in Securities
Assets
Level 1
Money Market Funds	$203,939
Purchased Options	56,745,526
Total Level 1	56,949,465
Level 2
U.S. Government Notes/Bonds	452,852,841
Total Level 2	452,852,841
Level 3	-
Total Level 3	-
Total	$509,802,306

See the Schedules of Investments for further disaggregation of investment categories.

For the period ended July 31, 2020, there were no transfers into or out of Level 3 for the Fund.